Other current and non-current liabilities	12 Months Ended
Dec. 31, 2023
Other Current Liabilities [Abstract]
Other current and non-current liabilities
33. Other current and non-current liabilities
The following table provides a breakdown for other current and non-current liabilities:

	At December 31,
(€ thousands)	2023	2022
Due to employees	90,864	44,705
VAT and other taxes	25,100	15,102
Accrued expenses	28,512	23,162
Social security institutions	21,260	11,660
Deferred income	9,790	7,650
Other current liabilities	29,487	16,549
Total other current liabilities	205,013	118,828
Other non-current liabilities	9,689	—
Total other non-current liabilities	9,689	—
Amounts due to employees include deferred compensation, accrued and untaken leave and related social contributions. At December 31, 2023, €43,034 thousand related to bonuses earned by key management that are expected to be paid in 2024 are also included in the amounts due to employees.
Accrued expenses primarily include payroll accruals and rental expenses.
At December 31, 2023, other current and non-current liabilities include deferred consideration related to the acquisition of the Thom Browne business in South Korea in 2023 of €18,991 thousand, of which €9,302 thousand is expected to be paid in 2024 and was classified as current and €9,689 thousand is expected to be paid in 2025 and was classified as non-current. For additional information see Note 39 — Business combinations.
Other current liabilities also include the Company’s Board of Directors for board fees, liabilities relating to customs and vouchers and other sundry amounts as well as, for 2022 only, the remaining 50% of the contingent consideration for the acquisition of Tessitura Ubertino subject to the company achieving certain predetermined operating performance targets for the year 2022. As a result of the operating performance targets achieved in 2022, the remaining 50% portion of the earn-out payment, amounting to €585 thousand was paid in cash in 2023